Investor Presentation August 19, 2024

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in our most recent earnings press release and the appendix in this presentation for the most comparable GAAP measure. // 2

// 3 7 Consecutive Quarters of Improved Adj. EBITDA* Strong Balance Sheet with Low Debt Data Analytics Technology with High ROI Long-term ‘Take or Pay’ Contract Insulates Risk Tangible Environmental, Health, & Safety Impacts Flotek Industries UNLOCKING DATA & CHEMISTRY IN ENERGY Value Creation through Chemistry & Data * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure

Complementary Segments Drive Growth // 4 Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary technologies Chemistry Technologies Data Analytics CHEMISTRY AS A COMMON VALUE CREATION PLATFORM Founded: 1985 Employees: 143 Headquarters: Houston Countries with Clients: 59 Patents: >170 2Q 2024 Results: – Gross Profit Margin: 20% – Net Income ($MM): $2.0 – Adj. EBITDA* ($MM): $4.4 – Adj. EBITDA Margin: 10% – Debt to Adj. EBITDA*(TTM**) 0.4x * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure ** Trailing Twelve Months

Quarterly Progress Since Enercom 2023

IMPROVED PROFITABILITY WITH LOWER INDUSTRY FLEET COUNTS

FTK LISTED NYSE



($000's)
$11,500
$9,500
$7,500
$5,500
$3,500
$1,500
$(500)
$(2,500)
$3,904
$9,170
$(21)
$1,974
$(2,003)
$4,439
Gross Profit
Net Income
Adj EBTIDA*
Enercom 2Q23
Enercom 2Q24

- 2Q24 Gross Profit Margin Up 150% From 2Q23
- Midpoint Of FY24 Adj. EBITDA Guidance** Recently Raised 23% To $16MM
- Received EPA Approval On Data Analytics Flare Technology
- Increased Asset Based Loan Commitment 45% To $20MM

Poised to deliver sustained growth and further market share gains through chemistry and emerging data analytics upstream market

* Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure

** *We are unable to reconcile this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP financial measure; including, among other items, the future amortization of our contract assets, certain stock-based compensation costs and the impact of the revaluation of certain liabilities, which is based upon our future stock price. These items do not impact the non-GAAP financial measure*

// 5

FLOTEK

Strategic Execution Drives Results // 6 Quarterly Adjusted EBITDA* * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure -$10.0 -$8.0 -$6.0 -$4.0 -$2.0 $0.0 $2.0 $4.0 $6.0 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 A d j. E B IT D A ( $M M ’s ) TTM Comparison: $35 MILLION YEAR OVER YEAR IMPROVEMENT IN ADJUSTED EBITDA* 2023 Today 2Q23 2Q24 Gross Profit: $ 1.9MM $ 36.5MM SG&A: $ 29.6MM $25.4MM Net Income: $ (16.5MM) $ 6.9MM Adj. EBITDA*: $ (19.3MM) $ 15.8MM

// 7 • Prescriptive Chemistry Management (PCM)TM • Proprietary energy chemistry solutions • Experienced chemistry energy team • Customized solutions to each well’s geology • AI Driven Analytics from >20,000 wells • Field Correlated Diagnostics • +170 Patents * Data derived from 2019-2023 Enverus Prism Platform (1,878 Permian wells) DELIVERING THE BEST UPLIFT PERFORMANCE IN INDUSTRY 26% INCREASE IN UPLIFT* PERFORMANCE VERSUS COMPETITION Chemistry Technologies: Competitive Advantage

Unlocking Value Through Chemistry & Data Data Analytics/Physics Based Modeling on >20k Wells • +10 years Field Completion Data • Reservoir Similarities and Physicochemical Properties • Production Uplift Curve Analysis • Basin Water and Frac Water Properties A Decade of Data with Predictive Models • Polymer Viscosity & Friction Reduction Predictions • Clay Stabilization Analytics • Scale Inhibitor Database • Formation Damage Mechanism Identification Aligning Support with Vendors and Customers • Leverage vendor data where applicable • Utilize databases to streamline analytical procedures DATA SUPPORTED GEOCENTRIC CHEMISTRY MODELING // 8

Customer Case Study: Large Water Cuts Customer Challenge: Higher water flowback with a steeper production decline curve Approach: Application of Prescriptive Chemistry Analytics: • Comparing reservoir properties (temperature, pressure, composition, location) • Complete connate and frac water analysis • Advanced product physicochemical analysis • Field correlated microfluidic testing Emulsification Blockage PRESCRIPTIVE CHEMISTRY MANAGEMENT IN ACTION // 9

Customer Case Study: Large Water Cuts

PRESCRIPTIVE CHEMISTRY MANAGEMENT IN ACTION

Results:

Advanced Chemistry Analytics Identified a small molecule interaction under temperature and pressure resulting in emulsification damage.

Summary:

- Frac Formulation change removing destabilizing additive
- Returning BOE to expected performance
- Resulted in a More Cost-Effective Product
- Rapid Field Corelated Results



BOE with from Prescribed Chemistries
BOE with original Chemistry
Volume (nL)
120
110
100
90
80
70
60
50
40
30
20
10
0
0.0
0.5
1.0
1.5
2.0
Time

ADVANCED CHEMISTRY AND DATA ANALYTCS PROVIDE VALUE-BASED SOLUTIONS.

// 10

FLOTEK

Data Analytics: “Measure More Strategy” Upstream • Flare monitoring: comply with EPA regulations • Custody Transfer: improves accuracy of payments to royalty owners and operators • Power Generation: facilitate field gas utilization in powering rigs and frac fleets Midstream • Gas processing plant control and optimization • Pipeline batch detection to optimize pipeline transmix processes • Vapor pressure controls to achieve product specifications • Emerging market in carbon capture Downstream • Process Controls: real-time measurement to optimize distillation tower efficiency • Chemicals: quality measurement in pipelines and terminals UTILIZING TECHNOLOGIES FOR EXPANSION INTO NEW MARKETS // 11

Data Analytics: Upstream - Flare

INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS

FTK LISTED NYSE

EPA Approval on Flaring Measurement Application

- Expected to unlock an estimated $220 million oil & gas upstream TAM* annually
- First EPA approved alternative measurement solution
- We have received orders on >50 flare sites for 2H24

Our Flare Measurement System is Differentiated

- Continuous and Autonomous Monitoring
- No consumable Calibration Gas
- No Manual Sampling Errors
- Fast Install and Extreme Durability

Customer Emission Savings via EPA Subpart-W

- 4-6% additional savings in emission penalties
- Gain 3-4% in production before Super Emitter Status

ENVIRONMENTAL PROTECTION AGENCY EPA APPROVED







Pictured above: The proprietary VeraCal mobile flaring cart on different locations

* Total Addressable Market

// 12

FLOTEK

We tested against Traditional Gas Chromatography (GC) • Zero GC Samples matched the 60-day Average Gas BTU Value • 20-25% swings in “Associated Gas” BTU value • 16% Variances within manual sampling processes Data Analytics: Upstream – Custody Transfer // 13 INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS No Shelter, No Calibration Gas, Remotely/Continuously Monitored San Antonio Houston Example: 60 days of real-time BTU Values GC Spot Sample Lab Test +/- $4.4MM* ANNUAL PROCEEDS IMPACT

Liquids In “Dry Associated Gas” // 14 $1.4MM* IN POTENTIAL ASSOCIATED GAS PROCEEDS High-Value Liquids Found in “Dry Gas” Typical Spectral Response for Associated Gas During Trial Water • Associated gas is “assumed” to be dry gas • GCs remove any liquids prior to measurement • Operators and mineral owners are not being compensated for “carry-over” products Liquids In “Dry Associated Gas” Line *$2.50 $/mmBTU @ 15mmscf/D

Comingling & Valuation Legal Risk Location: Eagle Ford Shale in South Texas. Background: E&P Operator, was involved in a significant class action lawsuit concerning the underpayment of royalties to over 2,700 royalty owners. Basis of Legal Allegations: 1. Improper Allocation: improperly allocated production volumes and used a volumetric method for allocating net sales from commingled production. 2. Failure to Meet Lease Terms: which required accurate reporting and payment based on actual production volumes Settlement: In 2021, a federal judge approved a $24 million cash settlement for the affected royalty owners. // 15

DIGITAL SAMPLING MITIGATES RISK AND HEIGHTENS TRANSPARENCY Real-Time Digital Sampling costs $40K to $80K per year >$100 Billion Total Industry Risk *EIA reports 75,000+ active gathering sites producing more than 1MMscf/d; controlling $200B USD in annual production // 16 Transparency with Real Time Data Potential Error Risk @4MMscf/d Industry* Total Risk Liquids in "Dry Associated Gas" 8% $373K $15B Annualized BTU Swings 25% $453K $49B Sampling Errors 20% $933K $39B Volume and Mass Flow Error 7% $346K $14B

// 17 7 Consecutive Quarters of Improved Adj. EBITDA* Strong Balance Sheet with Low Debt Data Analytics Technology with High ROI Long-term ‘Take or Pay’ Contract Insulates Risk Tangible Environmental, Health, &, Safety Impacts Flotek Industries Value Creation through Chemistry & Data * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure UNLOCKING DATA & CHEMISTRY IN ENERGY

Come Join Us: September 4th - 5th 2024 at Gateway Conference Speaker: Ryan Ezell Four-Seasons San Francisco, CA September 12th at Invest: Houston Launch Conference JW Marriott: Galleria Houston, TX September 23rd-24th at SPE Annual Technical Conference Expo Ernest N. Morial Convention Center New Orleans, LA // 18

Appendix

• JP3 field gas monitoring system allows frac fleets and drilling rigs to safely run on field gas displacing more expensive and higher carbon footprint diesel • Provides meaningful cost savings compared to gas chromatograph • A three-pad customer case study July - August 2023: • Achieved 70% field gas substitution rate • Eliminated 1.2 mm gallons of diesel usage • Realized 100% uptime Data Analytics: Upstream Power Generation // 20 Frac Trailer Mounted System INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS

JP3 Verax vs. Gas Chromatograph

FTK LISTED NYSE

Technology	JP3 Verax	Gas Chromatograph
Technology	NIR Optical laser measurement	Physical separation via carrier gases and columns with thermal detector
Response Time	15 seconds per stream	4-15+ minutes per stream
Sample System	None	Filters, pressure regulators, Chiller, etc.
Waste Stream	None	Low pressure sample stream should be flared
Consumables	None	Columns, valve rebuild kits, carrier gas, calibration gas, detectors, filters, pumps
Multi Stream	Up to 8 stream per analyzer. Maximum cycle for all measurements is 15-120 seconds	Up to four streams. Maximum cycle for all measurements is 40-60 minutes
Measurement Phase	Gases or Liquids, no vaporization required	Gases or Liquids, vaporization required
Multi Component Analysis	Yes, speciation and physical properties	Yes, speciation and properties by calculation
Analyzer shelter	None required except shade from direct sun	Depending on unit, full air-conditioned analyzer shelter may be required

// 21

FLOTEK

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 22 Three months ended June 30, Six months ended June 30, Twelve months ended June 30, 2024 2023 2024 2023 2024 2023 Revenue: Revenue from external customers $ 18,191 $ 17,820 $ 31,371 $ 29,472 $ 68,417 $ 60,610 Revenue from related party 27,961 32,774 55,155 69,130 107,565 131,832 Total revenues 46,152 50,594 86,526 98,602 175,982 192,442 Cost of sales 36,982 46,690 68,535 92,817 139,513 190,573 Gross profit 9,170 3,904 17,991 5,785 36,469 1,869 Operating costs and expenses: Selling, general, and administrative 6,259 8,351 12,342 14,803 25,412 29,617 Depreciation 222 174 442 349 827 706 Research and development 481 860 888 1,474 1,900 3,382 Severance costs 20 (2,279) 23 (56) 33 (56) Gain on sale of property and equipment (34) — (34) — (72) (1,010) Gain in fair value of Contract Consideration Convertible Notes Payable — (3,874) — (29,969) — (16,778) Total operating costs and expenses 6,948 3,232 13,661 (13,399) 28,100 15,861 Income from operations 2,222 672 4,330 19,184 8,369 (13,992) Other income (expense): Paycheck protection plan loan forgiveness — — — 4,522 — 4,522 Interest expense (308) (705) (586) (2,377) (1,066) (7,163) Other income, net 75 19 49 9 14 34 Total other income (expense) (233) (686) (537) 2,154 (1,052) (2,607) Income (loss) before income taxes 1,989 (14) 3,793 21,338 7,317 (16,599) Income tax expense (15) (7) (257) (16) (390) 100 Net income (loss) $ 1,974 $ (21) $ 3,536 $ 21,322 $ 6,927 $ (16,499) Income (loss) per common share (As adjusted, see Note 14): Basic $ 0.07 $ — $ 0.12 $ 1.06 Diluted $ 0.06 $ (0.11) $ 0.12 $ (0.23) Weighted average common shares (As adjusted, see Note 14): Weighted average common shares used in computing basic income (loss) per common share 29,449 23,906 29,440 20,207 Weighted average common shares used in computing diluted income (loss) per common share 30,668 28,250 30,512 27,361

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 23 Three months ended June 30, Six months ended June 30, 2024 2023 2024 2023 Income (loss) per common share (As adjusted, see Note 14): Basic $ 0.07 $ — $ 0.12 $ 1.06 Diluted $ 0.06 $ (0.11) $ 0.12 $ (0.23) Weighted average common shares (As adjusted, see Note 14): Weighted average common shares used in computing basic income (loss) per common share 29,449 23,906 29,440 20,207 Weighted average common shares used in computing diluted income (loss) per common share 30,668 28,250 30,512 27,361

// 24 Recent Financials Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) June 30, 2024 December 31, 2023 ASSETS Current assets: Cash and cash equivalents $ 4,777 $ 5,851 Restricted cash 101 102 Accounts receivable, net of allowance for credit losses of $410 and $745 at June 30, 2024 and December 31, 2023, respectively 13,316 13,687 Accounts receivable, related party, net of allowance for credit losses of $0 at each June 30, 2024 and December 31, 2023, respectively 40,049 34,569 Inventories, net 12,142 12,838 Other current assets 2,834 3,564 Current contract asset 5,786 5,836 Total current assets 79,005 76,447 Long-term contract assets 66,121 68,820 Property and equipment, net 4,987 5,129 Operating lease right-of-use assets 4,184 5,030 Deferred tax assets, net 84 300 Other long-term assets 1,659 1,787 TOTAL ASSETS $ 156,040 $ 157,513 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 31,755 $ 31,705 Accrued liabilities 3,026 5,890 Income taxes payable 35 45 Current portion of operating lease liabilities 1,866 2,449 Current portion of finance lease liabilities 3 22 Asset-based loan 5,798 7,492 Current portion of long-term debt 149 179 Total current liabilities 42,632 47,782 Deferred revenue, long-term 35 35 Long-term operating lease liabilities 7,139 7,676 Long-term debt — 60 TOTAL LIABILITIES 49,806 55,553 Commitments and contingencies Stockholders’ equity: Preferred stock, $0.0001 par value, 100,000 shares authorized; no shares issued and outstanding — — Common stock, $0.0001 par value, 240,000,000 shares authorized; 30,866,597 shares issued and 29,759,154 shares outstanding at June 30, 2024; 30,772,837 shares issued and 29,664,130 shares outstanding at December 31, 2023 3 3 Additional paid-in capital 463,844 463,140 Accumulated other comprehensive income 185 127 Accumulated deficit (323,270) (326,806) Treasury stock, at cost; 1,107,442 and 1,108,707 shares at June 30, 2024 and December 31, 2023, respectively (34,528) (34,504) Total stockholders’ equity 106,234 101,960 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 156,040 $ 157,513

// 25 Recent Financials Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

// 26 (1) Management believes that adjusted gross profit, EBITDA and adjusted EBITDA for the periods presented above, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the income and expenses noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial and operational goals, excluding certain non-cash or non-recurring items. Recent Financials Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands)(1)